EXHIBIT 99.1

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”), dated as of September 22, 2005, is by and among Education Realty Trust, Inc., a Maryland corporation (the “Company”), and the investors named on the signature pages hereto (each, a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company and each Subscriber are executing and delivering this Agreement, and the Company is issuing the Common Stock (as defined below) to each Subscriber as set forth herein, in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D as promulgated by the Securities and Exchange Commission (the “Commission”) thereunder;

WHEREAS, each Subscriber wishes to purchase, and the Company wishes to sell, upon the terms and conditions set forth in this Agreement, that aggregate number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), set forth below such Subscriber’s name on Subscriber’s signature page hereto (which aggregate amount for all Subscribers together shall be 4,375,000 shares of Common Stock) for the aggregate purchase price set forth below such Subscriber’s name on Subscriber’s signature page hereto (which aggregate amount for all Subscribers together shall be $70,000,000) (the “Offering”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a registration rights agreement dated of even date herewith pursuant to which the Company has agreed to provide certain registration rights with respect to the Common Stock sold hereby under the Securities Act and the rules and regulations promulgated thereunder (the “Registration Rights Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Upon the terms and subject to the conditions set forth in this Agreement, each Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of shares of Common Stock as is set forth below such Subscriber’s name on the Subscriber’s signature page of this Agreement at a price equal to $16.00 per share (the “Purchase Price”). Each Subscriber agrees to deliver to the Company on the closing date designated by the Company (as set forth in Paragraph 6 hereof) (the “Closing Date”), upon receipt of the stock certificates representing the Common Stock, the aggregate Purchase Price set forth below such Subscriber’s name on the Subscriber’s signature page hereto by wire transfer of United States dollars in immediately available funds to an account specified by the Company in writing.

2. Each Subscriber understands and agrees that the Common Stock is being offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act, and that the Common Stock has not been registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered for sale, resold, assigned, pledged or otherwise transferred by the Subscriber except as permitted in the following sentence. Each Subscriber agrees, on its own behalf and on behalf of each account for which it acquires any Common Stock, that, if in the future it decides to offer, resell, assign, pledge or otherwise transfer such Common Stock, such Common Stock may be offered, resold, assigned, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act and under any applicable state securities laws or (c) pursuant to an available exemption from the registration requirements of the Securities Act and under any applicable state securities laws, subject in each of the foregoing cases to any requirement of law that the disposition of Subscriber’s property or the property of such investor account or accounts be at all times within Subscriber’s or their control and subject to compliance with any applicable state securities laws. Each Subscriber understands that the registrar and transfer agent for the Common Stock will not be required to accept for registration of transfer any Common Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Common Stock is already registered under the Securities Act, an exemption to the registration requirement under the Securities Act, the rules and regulations thereunder and any applicable state securities laws have been complied with. Each Subscriber acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Common Stock, that the Company reserves the right to restrict any offer, sale, assignment, pledge or other transfer of the Common Stock pursuant to clause (c) above and to require the completion, execution and delivery of (a) a letter from the transferee substantially in the form of the Transferee’s Letter attached hereto as Appendix A, and (b) an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act or under any applicable state securities laws. Each Subscriber further understands that any certificates representing Common Stock acquired by it will bear a legend reflecting the substance of this paragraph.

3. Each Subscriber hereby represents and agrees as follows:

3.1 The Subscriber acknowledges that such Subscriber must qualify under the standards described below, in order to qualify for the purchase of Common Stock, and that the Company is issuing the Common Stock to the Subscriber in reliance upon the representations set forth herein.

3.2 The Subscriber is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act (an “Accredited Investor”) or a “qualified institutional buyer” as such term is defined in Rule 144A promulgated by the Commission under the Securities Act (a “QIB”).

3.3 The Subscriber acknowledges that it is able to bear the economic risk of an investment in the Common Stock.

3.4 The Subscriber acknowledges that such Subscriber is a sophisticated investor with such knowledge and experience in financial and business matters, including investment in non-listed and non-registered securities, as to be capable of evaluating the merits and risks of the investment in the Common Stock.

3.5 The Subscriber has received such information as such Subscriber deems necessary in order to make an investment decision with respect to the Common Stock. The Subscriber acknowledges that such Subscriber and such Subscriber’s advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the Offering, as such Subscriber and such Subscriber’s advisor(s), if any, deem necessary to verify the accuracy of any information that such Subscriber deems relevant to making an investment in the Common Stock. The Subscriber represents and agrees that prior to such Subscriber’s agreement to purchase Common Stock, such Subscriber and such Subscriber’s advisor(s), if any, will have asked such questions, received such answers and obtained such information as such Subscriber deems necessary to verify the accuracy of any information that such Subscriber deems relevant to making an investment in the Common Stock. The Subscriber became aware of the Offering, and the Common Stock was offered to such Subscriber, solely by means of direct contact between such Subscriber, on the one hand, and the Company or UBS Securities LLC, as lead placement agent, on the other hand. The Subscriber did not become aware of, nor were the shares of Common Stock offered to such Subscriber by any other means, including, in each case, by any form of general solicitation or general advertising. In making the decision to purchase the Common Stock, the Subscriber relied solely on the information obtained by such Subscriber directly from the Company as a result of any inquiries by such Subscriber or such Subscriber’s advisor(s).

3.6 The Subscriber hereby acknowledges that the Offering has not been reviewed by, and the fairness of the Offering has not been determined by, the Commission or any state regulatory authority, because the Offering is intended to be a private placement pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the Commission thereunder.

3.7 The Subscriber understands that the Common Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and is being sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Subscriber agrees on such Subscriber’s own behalf and on behalf of any investor account for which such Subscriber is purchasing Common Stock to offer, sell or otherwise transfer any such Common Stock only in accordance with the terms hereof.

3.8 The Subscriber is acquiring the Common Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The Subscriber was not formed for the specific purpose of acquiring the Common Stock.

3.9 The Subscriber is acquiring the Common Stock for such Subscriber’s own account or for one or more accounts (each of which is an Accredited Investor or a QIB) as to each of which such Subscriber exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this Agreement.

3.10 The Subscriber consents to the placement of a legend on the certificate evidencing the Common Stock, stating that such Common Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Common Stock.

3.11 The Subscriber, if acting in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein on behalf of the subscribing partnership, trust, corporation or other entity for which such Subscriber is acting, and such partnership, trust, corporation or other entity has full right and power to subscribe for Common Stock and perform its obligations hereunder. This Agreement and the Registration Rights Agreement (collectively, the “Agreements”) have been duly and validly authorized, executed and delivered by the Subscriber and constitute the legal, valid and binding obligations of such Subscriber enforceable against such Subscriber in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Subscriber acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 of this Agreement.

3.12 The execution, delivery and performance by the Subscriber of the Agreements and the consummation by such Subscriber of the transactions contemplated herein and therein will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Subscriber pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which such Subscriber is a party or by which it or any of them may be bound, or to which any of the property or assets of such Subscriber is subject, nor will any such action result in any violation of the provisions of the articles of incorporation, bylaws or other organizational documents of such Subscriber or any applicable law, administrative regulation or administrative or court decree.

3.13 The Subscriber is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company. Following the purchase of the Common Stock pursuant to this Agreement, Subscriber will not beneficially own, directly or indirectly (including interests that would be treated as owned through the application of Section 544 of the Internal Revenue Code of 1986, as amended (the “Code”), as modified by Section 856(h)(1)(B) of the Code) 9.8% or more of the issued and outstanding shares of Common Stock.

3.14 The Subscriber is not and for so long as it holds Common Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Code , (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).

3.15 The Subscriber acknowledges that the Common Stock may not be purchased by or otherwise acquired by any Benefit Plan Investor.

3.16 The Subscriber (and any investor account for which such Subscriber is purchasing Common Stock pursuant hereto) agrees that the Company may rely, and shall be protected in acting upon, any papers or other documents that may be submitted to it in connection with the sale and subsequent transfers of the Common Stock and that are reasonably believed by it to be genuine and reasonably appear to have been signed or presented by the proper party or parties.

3.17 The Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Company also is authorized to file the Agreements with the Commission.

3.18 The Subscriber acknowledges that it or its advisor has had the opportunity to review the Registration Rights Agreement and agrees to the terms thereof.

3.19 The Subscriber is a resident of the jurisdiction specified in its address on the signature page hereto. The Subscriber’s Taxpayer Identification Number (TIN) is set forth on the signature page hereto.

3.20 The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the Subscriber to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of this Agreement and the Closing Date, as if made on and as of each such date, and shall survive each such date. If there should be any material change in such information prior to the Closing Date of the sale of the Common Stock, such Subscriber shall immediately furnish in writing such revised or corrected information to the Company. The Subscriber understands that the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and such Subscriber hereby consents to such reliance.

4. The Company hereby represents and warrants as follows:

4.1 Since the date as of the Company’s most recently filed publicly available information, including current, quarterly and annual reports and information, documents and other reports with respect to the Company filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), furnished to each Subscriber or otherwise publicly available (the “Information”), except as otherwise described therein, there has not been (a) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries, (b) any transaction that is material to the Company and its subsidiaries, (c) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its subsidiaries that is material to the Company, (d) any material change in the capital stock or outstanding indebtedness of the Company or its subsidiaries or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, other than regular quarterly dividends paid on the Company’s Common Stock. As of the date hereof, the Company has filed with the Commission all documents required to be filed by it under the Exchange Act. Each such document, at the time of its filing, was in compliance in all material respects with the requirements of the Exchange Act as in effect on such date, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent superseded by a subsequent filing made prior to the date hereof.

4.2 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, and each of is subsidiaries has been duly formed and is validly existing in its respective state of formation, in each case with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Information; and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the respective ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and/or its subsidiaries taken as a whole (a “Material Adverse Effect”).

4.3 As of the date hereof, the authorized capital stock of the Company consisted of 200,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.01 per share, of which 22,036,000 shares of Common Stock and no shares of preferred stock are issued and outstanding. The issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The shares of Common Stock to be offered pursuant to this Agreement have been duly authorized and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non assessable, will be issued in compliance with all federal and state securities laws and will not be issued in violation of any preemptive right, resale right, right of first refusal or similar right. No order halting or suspending trading in securities of the Company or prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

4.4 Neither the Company nor any of its subsidiaries is in breach or violation of or in default under (nor has any event occurred that with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (a) its charter or bylaws or other applicable formation or organizational documents, or (b) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in case of (b), as would not have a Material Adverse Effect, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance and sale of the shares of Common Stock hereunder and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event that with notice, lapse of time or both would result in any breach of or constitute a default under) (i) the charter or bylaws of the Company or applicable formation or organizational documents of any of the Company’s subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries, except, in case of (ii), as would not, individually or in the aggregate, have a Material Adverse Effect.

4.5 The Company has been organized in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and will continue to meet the requirements for such qualification after giving effect to the issuance and sale of the Common Stock as herein contemplated.

4.6 The Company is not and, after giving effect to the Offering as herein contemplated, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

4.7 There are no actions, suits, claims, investigations or proceedings pending or threatened or, to the knowledge of the Company or its subsidiaries, contemplated to which the Company, its subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding that would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby.

4.8 The Company is not required to obtain any consent, authorization or order of, or make any filing with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the Commission and any state securities regulators and a listing application with the New York Stock Exchange, Inc. (the “NYSE”). All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the Commission and any state securities regulators and the listing application with the NYSE.

4.9 No authorization, approval or consent of the stockholders of the Company is required or necessary in connection with the sale of the Common Stock pursuant to the articles of incorporation, bylaws or other organizational documents of the Company or the rules and regulations of the NYSE.

4.10 The Common Stock sold in the Offering will be issued and sold pursuant to the registration exemption provided by Rule 506 of Regulation D promulgated by the Commission under the Securities Act and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder. The issuance of the Common Stock has been duly authorized and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the shares of Common Stock sold in this Offering will be validly issued, fully paid and nonassessable and will not be subject to preemptive rights, resale rights, rights of first refusal or similar rights arising under any contract or agreement to which the Company is a party.

4.11 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock as herein contemplated.

4.12 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of any of the shares of Common Stock to be issued and sold hereunder or cause this offer of the Common Stock to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except as contemplated by the Registration Rights Agreement, neither the Company, its affiliates or any persons acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the  shares of Common Stock under the Securities Act or cause the Offering to be integrated with other offerings.

4.13 Each of the Company and its subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business, except as would not have a Material Adverse Effect. Neither the Company nor its subsidiaries is in violation of, or in default under, nor have any of them received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

4.14 The Agreements and any and all instruments necessary or appropriate to effectuate fully the terms and conditions of the Agreements on behalf of the Company have been duly authorized, executed and delivered by the Company and constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of: (a) bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting creditors’ rights (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential transfers), (b) the exercise of judicial discretion and the application of principles of equity, good faith, fair dealing, reasonableness, conscionability and materiality, and (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

4.15 The issuance of the Common Stock has been duly authorized, and upon issuance and delivery of the Common Stock to each Subscriber pursuant to this Agreement in consideration of each Subscriber’s payments therefor, the Common Stock will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances or restrictions on transfer, other than (a) restrictions on transfer set forth herein or in the Information, and (b) any liens, charges or encumbrances created by a Subscriber. The delivery of the Common Stock to each Subscriber at the closing of the transactions contemplated by this Agreement will transfer good and valid title to, and beneficial ownership of, the Common Stock, other than as a result of any encumbrances, liens and claims described in clauses (a) and (b) of the preceding sentence. The issuance and sale of the Common Stock pursuant hereto will not give rise to any preemptive rights, resale rights, rights of first refusal or similar rights that have not been complied with or waived.

4.16 The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or that to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. To the Company’s knowledge, the Company is not in violation of the listing requirements of the NYSE and does not reasonably anticipate that the Common Stock will be delisted by the NYSE in the foreseeable future. Each of the Company, its subsidiaries and their respective officers and directors are unaware of any facts or circumstances that might give rise to any of the foregoing.

4.17 The Company confirms that neither it nor any other person acting on its behalf has provided any of the Subscribers or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information other than the existence of the transactions contemplated hereby. The Company understands and confirms that each of the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscribers regarding the Company, its subsidiaries, their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, management, financial condition or results of operations, that, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but that has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 of this Agreement.

5. As a condition to Closing, (a) each of the representations and warranties of the parties hereto shall be true and correct in all material respects, (b) the Subscribers shall have received an opinion from Morris, Manning & Martin, LLP, dated as of the Closing Date, substantially in the form attached hereto as Appendix B, (c) the Subscribers shall have received an opinion from Venable LLP, dated as of the Closing Date, substantially in the form attached as Appendix C, and (d) the Subscribers shall have executed a letter to UBS Securities LLC and J.P. Morgan Securities Inc. substantially in the form attached as Appendix D.

6. Provided that the conditions set forth in Paragraph 5 hereto have been met or waived at such time, the transactions contemplated hereby shall be consummated upon five business days’ notice to the Subscribers but not later than September 30, 2005, or at such other time and date as the parties hereto shall agree to in writing.

7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective as to a Subscriber when one or more such counterparts has been signed by the Company and such Subscriber.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York. The parties hereby waive and agree not to assert in any litigation concerning this Agreement the doctrine of forum non conveniens.

9. This Agreement, including the appendices and other documents referred to herein (which form a part hereof), constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.

10. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service or be telecopier and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), addressed as follows:

If to each Subscriber: To the address of such Subscriber set forth on the signature pages hereto

If to the Company: Education Realty Trust, Inc.

530 Oak Court Drive, Suite 300

Memphis, TN 38117

Attn: Paul O. Bower, President and Chief Executive Officer

Facsimile: (901) 259-2594

With a copy to:

Morris, Manning & Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, N.E.

Atlanta, GA 30326-1044

Attn: John A. Earles, Esq.

Facsimile: (404) 365-9532

11. This Agreement shall inure to the benefit of and be binding upon the Company and the Subscribers. Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any right hereunder or by virtue hereof. This Agreement may not be assigned by the Company or the Subscribers without the prior written consent of the other party hereto.

12. For the purposes hereof, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires, (b) the terms “hereof” and “herein” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (c) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified, and (d) the word “or” shall not be exclusive.

13. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instruments to be drafted.

14. If any provision of this Agreement shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

15. The parties recognize that various other rights rendered under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce the rights under this Agreement by actions for injunctive relief and specific performance.

16. In connection with this Agreement, as well as all transactions and covenants contemplated by this Agreement, each party hereto agrees to execute and deliver or cause to be executed and delivered such additional documents and instruments and to perform or cause to be performed such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions and covenants contemplated by this Agreement.

17. The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this signature page to the Purchase Agreement to be duly executed as of the date first written above.

EDUCATION REALTY TRUST, INC.

By: /s/ Paul O. Bower

Paul O. Bower

President and Chief Executive Officer

SUBSCRIBERS:

Delaware VIP REIT Series, a Series of Delaware VIP Trust

By: /s/ Damon Andres

Name: Damon Andres

Title: Vice President

Delaware REIT Fund

By: /s/ Damon Andres

Name: Damon Andres

Title: Vice President

The Real Estate Investment Trust Portfolio II,

a Series of Delaware Pooled Trust

By: /s/ Damon Andres

Name: Damon Andres

Title: Vice President

Variable Insurance Products Fund III: Balanced Portfolio

By: /s/ John H. Costello

Name: John H. Costello

Title: Assistant Treasurer

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund

By: /s/ John H. Costello

Name: John H. Costello

Title: Assistant Treasurer

Fidelity Puritan Trust: Fidelity Balanced Fund

By: /s/ John H. Costello

Name: John H. Costello

Title: Assistant Treasurer

Heimdall Investments Ltd.

By: HBK Investments L.P., Investment Advisor

By: /s/ Jamiel Akhtar

Name: Jamiel Akhtar

Title: Authorized Signatory

Neuberger Berman Real Estate Income Fund (NRL)

By: /s/ Steven R. Brown

Name: Steven R. Brown

Title: Managing Director

Neuberger Berman Realty Income Fund (NRI)

By: /s/ Steven R. Brown

Name: Steven R. Brown

Title: Managing Director

Neuberger Berman Income Opportunity Fund (NOX)

By: /s/ Steven R. Brown

Name: Steven R. Brown

Title: Managing Director

Neuberger Berman Real Estate Securities Income Fund (NRO)

By: /s/ Steven R. Brown

Name: Steven R. Brown

Title: Managing Director

Teachers Advisors, Inc., on behalf of the TIAA-CREF

Institutional Real Estate Securities Fund and the

TIAA-CREF Life Real Estate Securities Fund

By: /s/ Susan Ulick

Name: Susan Ulick

Title: Head of Equities

Teachers Advisors, Inc., on behalf of the TIAA-CREF

Asset Management Commingled Funds Trust I,

for its Real Estate Securities Fund

By: /s/ Andrew J. Duffy

Name: Andrew J. Duffy

Title: Director

TIAA-CREF Investment Management, LLC,

on behalf of the CREF Stock Account

By: /s/ Susan Ulick

Name: Susan Ulick

Title: Head of Equities

Teachers Insurance and Annuity Association

of America, for its Real Estate Account

By: /s/ Andrew J. Duffy

Name: Andrew J. Duffy

Title: Director

UBS AG LONDON

By: /s/ Christopher Coward

Name: Christopher Coward

Title: Director